EXHIBIT 31.2

CERTIFICATION PURSUANT TO 18 U.S.C. SS. 1350,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian Lukian, certify that:

1.   I have reviewed this quarterly report on Form 10-Q of Enhance Skin Products Inc;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the small  business  issuer as of, and for,  the periods  presented in this report;

4.   The small business issuer's other certifying officer(s) and I are responsible for establishing and  maintaining disclosure controls and procedures (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) for the small business issuer and have:

     (a)  Designed such disclosure controls and procedures, or caused such disclosure controls and   procedures to be designed under our supervision, to ensure that material information relating to the small business  issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b)  Evaluated the effectiveness of the small business issuer's disclosure controls and procedures  and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the  end of the  period  covered  by  this  report  based  on  such evaluation; and

     (c)  Disclosed in this report any change in the small  business issuer's internal control over financial  reporting  that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal  quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5.   The  small  business  issuer's  other  certifying  officer(s) and I have disclosed, based on our most recent  evaluation of internal control over financial reporting,  to the small business issuer's auditors and the audit committee of the small  business  issuer's  board of directors  (or persons performing the equivalent functions):

     (a)  All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

     (b)  Any fraud, whether or not material,  that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

	By:	/s/ Brian Lukian
Date: March 19, 2009		Brian Lukian
Secretary, Treasurer and Chief Financial Officer